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                                                                    EXHIBIT 32.1

              CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER (1)

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certification is being made to accompany the Registrant's Annual Report on Form 10-K for the fiscal years ended September 30, 2003 and September 30, 2004:

In connection with the Annual Report of Tidel Technologies, Inc. (the "Company") on Form 10-K for the fiscal years ended September 30, 2003 and September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark K. Levenick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

      (1)   The Report fully complies with the requirements of Section 13(a) or
            Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Mark K. Levenick
                                            ---------------------------------
                                            MARK K. LEVENICK
                                            Interim Chief Executive Officer
                                            July 31, 2005

      (1) A signed original of this written statement required by Section 906 has been provided to Tidel Technologies, Inc. and will be retained by Tidel Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

            The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.